UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2016

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 21, 2016, Simpson Manufacturing Co., Inc., ("the Company") announced its first quarter 2016 results in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (“Annual Meeting”) was held on April 20, 2016. The following nominees were elected as directors by the votes indicated:

				Broker	Term
	For	Against	Abstain	Non-Votes	Expires*
Peter N. Louras, Jr.	29,684,673	8,953,975	2,989,210	4,267,875	2019
James S. Andrasick	37,755,001	3,865,572	7,285	4,267,875	2019
Gary M. Cusumano	38,672,864	2,947,875	7,119	4,267,875	2019
______________
* The term expires on the date of the Annual Meeting in the year indicated.

The terms as directors of Jennifer A. Chatman, Karen Colonias, Thomas J Fitzmyers, Celeste Volz Ford and Robin G. MacGillivray continued after the meeting.

The following proposals were also adopted at the Annual Meeting by the vote indicated:

				Broker
	For	Against	Abstain	Non-Votes
Approve the amended Simpson Manufacturing Co., Inc. 1994 Employee Stock Bonus Plan	30,447,336	8,179,582	3,000,940	4,267,875
Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm of the Company for 2016	45,852,546	15,902	27,285	N/A

Our stockholders approved, in an advisory (non-binding) vote, the compensation of our Named Executive Officers. The result of the advisory (non-binding) vote on the compensation of our Named Executive Officers was as follows:

			Broker
For	Against	Abstain	Non-Votes
21,642,485	15,705,340	4,280,033	4,267,875

Item 8.01 Other Events

At its meeting held on April 20, 2016, the Company’s Board of Directors made changes to the composition of the Compensation and Leadership Development and the Governance and Nominating Committees. After making these changes, the composition of each of the committees of the Board of Directors is as follows:

Compensation and Leadership Development Committee
Jennifer A. Chatman, Chair
Celeste Volz Ford

Peter N. Louras, Jr.
Gary M. Cusumano

Audit Committee
James S. Andrasick, Chair
Jennifer A. Chatman
Peter N. Louras, Jr.
Robin G. MacGillivray

Governance and Nominating Committee
Robin G. MacGillivray, Chair
James S. Andrasick
Gary M. Cusumano

Acquisition and Strategy Committee
Gary M. Cusumano, Chair
James S. Andrasick
Karen Colonias
Thomas J Fitzmyers
Celeste Volz Ford
Peter N. Louras, Jr.
Robin G. MacGillivray

Item 9.01 Financial Statements and Exhibits.

Exhibit No.        Description

Exhibit 99.1        Press Release dated April 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	April 21, 2016	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

4